SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

Featherlite, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer Identification No.)

Highways 63 and 9

Cresco, Iowa 52136

(Address of Principal Executive Offices and Zip Code)

(563) 547-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated April 27, 2004

Item 9.	Regulation FD Disclosure.

The following information is furnished in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 “Regulation FD Disclosure” of Form 8-K as instructed in the Securities and Exchange Commission’s guidance provided in Release No. 33-8216.

On April 27, 2004 Featherlite, Inc. issued a press release announcing its 2004 first quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2004

FEATHERLITE, INC.

By:	/s/ JEFFERY A. MASON

Jeffery A. Mason
Chief Financial Officer

Limitation on Incorporation by Reference.

Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FEATHERLITE, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No. 000-24804

April 30, 2004

EXHIBIT NO.	ITEM

99.1	Press Release dated April 27, 2004